SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): DECEMBER 10, 1999

                         NUTRICEUTICALS.COM CORPORATION
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               (Exact Name of Registrant as Specified in Charter)


         NEVADA                        0-24362                   34-1755390
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(State of Incorporation)            (Commission                (IRS Employer
                                     File Number)            Identification No.)

6950 BRYAN DAIRY ROAD, LARGO, FLORIDA                               33777
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(Address of Principal Executive Offices)                         (Zip Code)

                                 (727) 544-8866
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              (Registrant's telephone number, including area code)



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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         Effective November 26, 1999, the Registrant completed the acquisition of Becan Distributors, Inc., a wholesale distributor of pharmaceutical and over-the-counter products. Substantially all of the other information that is required by this Item 2 has been "previously reported" as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, in the Company's Registration Statement on Form SB-2, filed September 13, 1999, Registration Statement No. 333-81835, and in the amendments thereto.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         Substantially all of the information that is required by this Item 7 has been "previously reported" as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended, in the Company's Registration Statement on Form SB-2, filed September 13, 1999, Registration Statement No. 333-81835, and in the amendments thereto.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned here unto duly authorized.

                                        NUTRICEUTICALS.COM CORPORATION

Date:  December 10, 1999               /s/ STEPHEN M. WATTERS
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                                       Stephen M. Watters, President